DELAWARE GROUP EQUITY FUNDS V
Delaware Small Cap Value Fund

Supplement to the Fund's Statement of Additional Information
Dated March 30, 2006

The following information is added to the section titled "Management of the Trust- Officers and Trustees" beginning on page 19:

Name, Address and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kelley A. McKee 2005 Market Street Philadelphia, PA 19103 August 20, 1980	Equity Analyst	1 Year

Prior to her current role, Ms. McKee was a member of the Lincoln Financial Group Professional Development Program and served for three years as a marketing analyst and an equity analyst with Delaware Investments as well as an investment analyst for Lincoln UK.

The following information is added to the chart titled "Portfolio Managers-Other Accounts Managed" beginning on page 30:
Name	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based Fees	Total Assets in Accounts with Performance Based Fees
Kelley A. McKee
Registered Investment Companies	3	$2.4 billion	0	$0
Other Pooled Investment Vehicles	1	$1.0 million	0	$0
Other Accounts	4	$436.4 million	0	$0

(s) H

The following information is added to the chart titled "Ownership of Securities" on page 33:
Portfolio Manager	Fund Name	Dollar Range of Equity Securities in Funds
Kelley A. McKee	S Small Cap Value Fund	$ $1-$10,000

This supplement is dated June 23, 2006